Exhibit 24

POWER OF ATTORNEY

We, the undersigned, hereby constitute Charles W. Cramb and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 2000, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

WITNESS Our Hand and Seal on the Date set forth below.

Signatures                 Title                                  Date
-----------------------    ------------------------------------   -----------------
JAMES M. KILTS             Chairman of the Board of Directors,    February 15, 2001
-----------------------    Chief Executive Officer and Director
James M. Kilts

EDWARD F. DEGRAAN          President, Chief Operating             February 15, 2001
-----------------------    Officer and Director
Edward F. DeGraan

CHARLES W. CRAMB           Senior Vice President and              February 15, 2001
-----------------------    Chief Financial Officer
Charles W. Cramb

CLAUDIO E. RUBEN           Vice President, Controller and         February 15, 2001
-----------------------    Principal Accounting Officer
Claudio E. Ruben

WARREN E. BUFFETT          Director                               February 15, 2001
-----------------------
Warren E. Buffett

WILBUR H. GANTZ            Director                               February 15, 2001
-----------------------
Wilbur H. Gantz

MICHAEL B. GIFFORD         Director                               February 15, 2001
-----------------------
Michael B. Gifford

CAROL R. GOLDBERG          Director                               February 15, 2001
-----------------------
Carol R. Goldberg

DENNIS F. HIGHTOWER        Director                               February 15, 2001
-----------------------
Dennis F. Hightower

HERBERT H. JACOBI          Director                               February 15, 2001
-----------------------
Herbert H. Jacobi

HENRY R. KRAVIS            Director                               February 15, 2001
-----------------------
Henry R. Kravis

JORGE PAULO LEMANN         Director                               February 15, 2001
-----------------------
Jorge Paulo Lemann

RICHARD R. PIVIROTTO       Director                               February 15, 2001
-----------------------
Richard R. Pivirotto

MARJORIE M. YANG           Director                               February 15, 2001
-----------------------
Marjorie M. Yang

ALFRED M. ZEIEN            Director                               February 15, 2001
-----------------------
Alfred M. Zeien